Exhibit 99.1

Synaptics Closes Acquisition of Conexant Systems

Accelerates Consumer IoT Strategy, Adds Voice Technology, Diversifies Customer Base

SAN JOSE, Calif. – July 26, 2017 – Synaptics Incorporated (NASDAQ: SYNA), the leading developer of human interface solutions, today announced that it has completed its acquisition of Conexant Systems, LLC, a technology leader in voice and audio processing solutions for the smart home. The combination of Synaptics’ and Conexant’s strong technology and market positions will jumpstart Synaptics’ presence in the smart home and extend the Company’s human interface leadership into the fast-growing consumer IoT market.

“We are very excited to have quickly closed on this important acquisition and be able to immediately leverage the added voice and audio solutions to pursue the growing opportunities in consumer IoT. With the broadened portfolio of technologies and products, we will not only diversify our customer base, but also provide our customers more value-add. We look forward to working with our global partners to deliver a full range of solutions to our core mobile, automotive, and PC markets, and now for consumer IoT,” said Rick Bergman, President and CEO, Synaptics.

Synaptics will provide further information regarding the acquisition during its scheduled earnings conference call on Thursday, August 3, 2017. Please refer to the call details below.

Investor Call:

Synaptics Incorporated (NASDAQ:SYNA), the leading developer of human interface solutions, today announced that it will report financial results for its fourth quarter and fiscal 2017 on Thursday, August 3, 2017 after the close of market. The company will host a corresponding conference call for analysts and investors at 2:00 p.m. PT (5:00 p.m. ET), during which management may discuss forward-looking information.

To participate on the live call, analysts and investors should dial 1-800-289-0498 (conference ID: 5287206) at least ten minutes prior to the call. Synaptics will also offer a live and archived webcast of the conference call, accessible from the “Investor Relations” section of the company’s website (http://investor.shareholder.com/synaptics/). A telephonic replay of the conference call will also be available until 5:00 p.m. PT on Tuesday, August 8, 2017 by dialing 1-888-203-1112 and entering the conference ID: 5287206.

Synaptics Incorporated  |  1251 McKay Dr., San Jose, CA 95131, USA  |   Phone: +1-408-904-1100  |   www.synaptics.com

Forward Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, including, without limitation, statements regarding the potential benefits of the proposed acquisitions, , relate to Synaptics Incorporated’s current expectations, beliefs, projections and similar expressions concerning matters that are not historical facts and are not guarantees of future performance. Forward-looking statements involve uncertainties, risks, assumptions and contingencies, many of which are outside Synaptics Incorporated’s control that may cause actual results to differ materially from those described in or implied by any forward-looking statements. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. Synaptics Incorporated assumes no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws. For a further discussion of factors that could cause Synaptics Incorporated’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Synaptics Incorporated’s Annual Report on Form 10-K for the year ended June 25, 2016 and other risks described in documents filed by Synaptics Incorporated from time to time with the Securities and Exchange Commission.

About Synaptics:

Synaptics is the pioneer and leader of the human interface revolution, bringing innovative and intuitive user experiences to intelligent devices. Synaptics’ broad portfolio of touch, display, and biometrics products is built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for mobile, PC and automotive industries, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. (NASDAQ: SYNA). Join Synaptics on Twitter, LinkedIn, and Facebook, or visit www.synaptics.com.

Synaptics, and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

For further information, please contact:

Ann Minooka, Synaptics

408-904-1673

ann.minooka@synaptics.com

Investor Contact:

Jennifer Jarman

The Blueshirt Group

415-217-5866

jennifer@blueshirtgroup.com

Synaptics Incorporated  |  1251 McKay Dr., San Jose, CA 95131, USA  |   Phone: +1-408-904-1100  |   www.synaptics.com